UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 3, 2013

K-V PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-9601	43-0618919
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16640 Chesterfield Grove Rd., Suite 200
Chesterfield, MO 63005	63005
(Address of principal executive offices)	(Zip Code)

(314) 645-6600

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2013, the majority of the common stockholders of K-V Pharmaceutical Company (the “Company”), by written consent, increased the number of directors constituting the Company’s Board of Directors (the “Board”) from five to six and elected Mr. Joseph Mahady to serve on the Company’s Board. On October 3, 2013, the Company issued a press release announcing the appointment of Mr. Mahady as its new Board Chairman.

There are no arrangements or understandings between Mr. Mahady and any other persons pursuant to which he was appointed to serve on the Board, nor are there any past, current, or contemplated transactions between Mr. Mahady and the Company that require disclosure pursuant to Item 404(a) of Regulation S-K.

On September 27, 2013, the Board also adopted a Non-Employee Director Compensation Policy (the “Non-Employee Director Compensation Policy”) pursuant to the Company’s 2013 Incentive Compensation Plan, which provides for annual cash compensation in the amount of $100,000 to each eligible non-employee Board member (the “Eligible Director”). The Non-Employee Director Compensation Policy is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The Non-Employee Director Compensation Policy also provides for a grant of a nonqualified stock option for purchase in the amount of 20,000 shares of the Company’s common stock for each Eligible Director, and 40,000 shares of the Company’s common stock for the Chairman of the Board (the “Chairman”), pursuant to the form of Option Award Agreement attached hereto as Exhibit 10.2 (the “Option Award Agreement”) and incorporated herein by reference. Twenty-five percent of the option vests immediately upon the date of the grant, and, subject to the Eligible Director’s continued service on the Board, 25% of the option will vest on each of the next three anniversaries of the date of grant.

In addition, the Non-Employee Director Compensation Policy provides for an equity bonus award to each Eligible Director in the form of shares of the Company’s common stock, pursuant to the form of Equity Bonus Agreement attached hereto as Exhibit 10.3 (the “Equity Bonus Agreement”) and incorporated herein by reference.

The equity bonus award will consist of (1) 3,751 shares of common stock (7,142 shares in the case of the Chairman) for each Eligible Director appointed or elected to the Board on or before December 31, 2013, and, in all other cases, a number of shares equal to $125,000 ($250,000 in the case of the Chairman) divided by the fair market value of one share as of the later of (x) December 31 of the immediately preceding calendar year and (y) the date on which the fair market value of such shares was last determined by the Company or, in the event of extraordinary conditions occurring after such date that materially affect such fair market value, such later date as may be determined by the Board in its sole discretion and (2) on each of the first three anniversaries of the initial grant date, subject to the Eligible Director’s continued service on the Board as of such anniversary, a grant of shares of common stock in a number equal to $125,000 ($250,000 in the case of the Chairman) divided by the greater of (A) $32 and (B) the fair market value of one share as of the later of (x) December 31 of the immediately preceding calendar year and (y) the date on which the fair market value of such shares was last determined by the Company or, in the event of extraordinary conditions occurring after such date that materially affect such fair market value, such later date as may be determined by the Board in its sole discretion. Shares of common stock granted to an Eligible Director pursuant to an equity bonus award will be deferred and delivered to the Eligible Director as set forth in the form of Equity Bonus Agreement.

In conjunction with Mr. Mahady’s election to the Board and his appointment as the Chairman, he received a grant of a nonqualified stock option and an equity bonus award as described above.

The foregoing summary of the provisions of the Non-Employee Director Compensation Policy, the form of Option Award Agreement and the form of Equity Bonus Agreement is not intended to be a complete description and is qualified in its entirety by reference to the full text of the Non-Employee Director Compensation Policy, the form of Option Award Agreement and the form of Equity Bonus Agreement, attached hereto as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively, and incorporated herein by reference.

Item 7.01     Regulation FD Disclosure.

A copy of the October 3, 2013 press release announcing the appointment of Joseph Mahady as Chairman of the Board is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This Current Report on Form 8-K (including Exhibit 99.1 hereto and any information contained therein) shall not be deemed to be an admission as to the materiality of any information required to be disclosed solely by reason of Regulation FD. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d)     The following exhibits are furnished as part of this report:

Exhibit Number	Description

10.1	Non-Employee Director Compensation Policy

10.2	Form of Option Award Agreement

10.3	Form of Equity Bonus Agreement

99.1	Press Release of K-V Pharmaceutical Company, dated October 3, 2013

The Company will post this Form 8-K on its Internet website at www.kvph.com. References to the Company’s website address are included in this Current Report only as inactive textual references and the Company does not intend them to be active links to the website. Information contained on the website does not constitute part of this Current Report.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains various forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the “PSLRA”) and which may be based on or include assumptions concerning our operations, future results and prospects. Such statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “commit,” “intend,” “estimate,” “will,” “should,” “could,” “potential” and other expressions that indicate future events and trends.

All statements that address expectations or projections about the future, including, without limitation, statements about the product launches, the impact of the Company’s Chapter 11 proceedings, governmental and regulatory actions and proceedings, market position, revenues, expenditures and the impact of recalls and suspensions of shipments on revenues, adjustments to the financial statements, the filing of amended filings with the SEC and other financial results, are forward-looking statements.

All forward-looking statements are based on current expectations and are subject to risk and uncertainties. In connection with the PSLRA’s “safe harbor” provisions, we provide the following cautionary statements with regard to the Company identifying important economic, competitive, political, regulatory and technological factors, among others, that could cause actual results or events to differ materially from those set forth or implied by the forward-looking statements and related assumptions. Such factors include (but are not limited to):

(1)     the ability to execute the Company’s business plan;

(2)     the ability of the Company to meet its obligations under its credit agreement; and

(3)     the ability of the Company and its subsidiaries to maintain contracts that are critical to their operation, including to obtain and maintain normal terms with their vendors, customers and service providers and to retain key executives, managers and employees.

This discussion is not exhaustive, but is designed to highlight important factors that may impact our forward-looking statements.

Because the factors referred to above, as well as the statements included in Part I, Item 1A —“Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended March 31, 2012, the statements under the heading “Risk Factors” in our Registration Statement on Form S-1 filed with the SEC on July 31, 2012, and the statements included in Article XI — “Certain Risk Factors to be Considered” of the Disclosure Statement for the Sixth Amended Joint Chapter 11 Plan of Reorganization confirmed by the bankruptcy court on August 29, 2013 (the “Plan”), could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us or on our behalf, you should not place undue reliance on any forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statements in this “Cautionary Note Regarding Forward-Looking Statements” and the risk factors that are included under Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2012, the risk factors under the heading “Risk Factors” in our Registration Statement on Form S-1 filed with the SEC on July 31, 2012, and the risk factors included in Article XI — “Certain Risk Factors to be Considered” of the Disclosure Statement for the Plan. Further, any forward-looking statement speaks only as of the date on which it is made and we are under no obligation to update any of the forward-looking statements after the date of this Current Report on Form 8-K; any forward-looking statement in the Plan or Disclosure Statement is qualified in its entirety as set forth therein. New factors emerge from time to time, and it is not possible for us to predict which factors will arise, when they will arise and/or their effects. In addition, we cannot assess the impact of each factor on our future business or financial condition or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2013

K-V PHARMACEUTICAL COMPANY

By:	/s/ Patrick J. Christmas
Patrick J. Christmas
Vice President, General Counsel and Secretary